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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549
                           -----------------------


                                  FORM 8-K


                               CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the Securities
                            Exchange Act of 1934


       Date of Report (Date of earliest event reported): March 4, 1999


                       Commission file number: 0-18034

                          ENTERPRISE SOFTWARE, INC

             (Exact name of registrant as specified in charter)


Delaware                                                    68-0158367
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(State or other jurisdiction                                IRS Employer
of incorporation)                                           Identification No.)

                38705 Seven Mile Road, Suite 435, Livonia, MI
             48152-1056 (Address of principal executive office)


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     Registrant's telephone number, including area code: (719) 265-3200

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                               Not Applicable
           (Former name or address, if changed since last report)


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                          ENTERPRISE SOFTWARE, INC.




ITEM 5.           OTHER EVENTS

Enterprise Software, Inc. announced on February 23, 1999 that Andre Blay, chairman and chief executive officer, will be leaving as chairman and as an executive officer of the Company. Mr. Blay remains as a member of the Board of Directors.

His responsibilities will be assumed, effective immediately, by Rick Schleufer, group chief executive of the Company's Enterprise Systems Group unit, who has been named interim chairman and chief executive of the parent Company. It is anticipated that Mr. Schleufer will become chairman and chief executive officer on a permanent basis in 30 days.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            (c)      Exhibits.        The following exhibits are filed herewith:

                     Exhibit No.         Description

                     99                  Press Release Dated February 23, 1999



SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ENTERPRISE SOFTWARE, INC.



Date:  March 4, 1999                        By: /s/ D. W. Martin
                                            ------------------------
                                            David W. Martin
                                            Chief Financial Officer
                                            (Principal Financial and Chief
                                                     Accounting Officer)



                                Exhibit Index

                     Exhibit No.           Description
                     99                    Press Release Dated February 23, 1999